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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) December 19, 2003
                                                        -----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                          1-13936                 52-1940834
     --------                         ---------              -------------
(State or other Jurisdiction of       (Commission            (IRS Employer
Incorporation or Organization)        File Number)           Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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The Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 24, 2003 and filed on October 28, 2003 as set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

        (A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                Not applicable.

        (B)     PRO FORMA FINANCIAL INFORMATION.

                Not applicable.

        (C)     EXHIBITS.

                None.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BOSTONFED BANCORP, INC.



Dated:    December 19, 2003               By: /s/ John A. Simas
                                              ----------------------------------
                                          Name:  John A. Simas
                                          Title: Executive Vice President, Chief
                                                    Financial Officer